Exhibit 24.3


                                POWER OF ATTORNEY

     WHEREAS, CENTRAL ILLINOIS PUBLIC SERVICE COMPANY, an Illinois corporation (herein referred to as the "Company"), is required to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, its annual report on Form 10-K for the year ended December 31, 2003; and

WHEREAS, each of the below undersigned holds the office or offices in the Company set opposite his name;

     NOW, THEREFORE, each of the undersigned hereby constitutes and appoints Gary L. Rainwater and/or Warner L. Baxter and/or Steven R. Sullivan and/or Martin J. Lyons and/or Jerre E. Birdsong the true and lawful attorneys-in-fact of the undersigned, for and in the name, place and stead of the undersigned, to affix the name of the undersigned to said Form 10-K and any amendments thereto, and, for the performance of the same acts, each with power to appoint in their place and stead and as their substitute, one or more attorneys-in-fact for the undersigned, with full power of revocation; hereby ratifying and confirming all that said attorneys-in-fact may do by virtue hereof.

     IN WITNESS WHEREOF, the undersigned have hereunto set their hands this 13th day of February 2004:


Gary L. Rainwater, President, Chief
       Executive Officer and Director
       (Principal Executive Officer)                                          /s/ G. L. Rainwater
                                                               -----------------------------------------------

Warner L. Baxter, Executive Vice President
       and Chief Financial Officer and Director
       (Principal Financial Officer)                                          /s/ Warner L. Baxter
                                                               -----------------------------------------------

Daniel F. Cole, Director                                                      /s/ Daniel F. Cole
                                                               ------------------------------------------------

Richard A. Liddy, Director                                                    /s/ Richard A. Liddy
                                                               ------------------------------------------------

Richard A. Lumpkin, Director                                                  /s/ Richard A. Lumpkin
                                                               ------------------------------------------------

Paul L. Miller, Jr., Director                                                 /s/ Paul L. Miller, Jr.
                                                               ------------------------------------------------

Douglas R. Oberhelman, Director                                               /s/ Douglas R. Oberhelman
                                                               ------------------------------------------------

Harvey Saligman, Director                                                     /s/ Harvey Saligman
                                                               ------------------------------------------------

Steven R. Sullivan, Director                                                  /s/ Steven Sullivan
                                                               ------------------------------------------------

Thomas R. Voss, Director                                                      /s/ Thomas R. Voss
                                                               ------------------------------------------------

David A. Whiteley, Director                                                   /s/ David A. Whiteley
                                                               ------------------------------------------------

Martin J. Lyons, Vice President and Controller
       (Principal Accounting Officer)                                         /s/ Martin J. Lyons
                                                               ------------------------------------------------


                                                                    Exhibit 24.3


STATE OF MISSOURI        )
                         )  SS.
CITY OF ST. LOUIS        )

     On this 13th day of February, 2004, before me, the undersigned Notary Public in and for said State, personally appeared the above-named officers and directors of Central Illinois Public Service Company, known to me to be the persons described in and who executed the foregoing power of attorney and acknowledged to me that they executed the same as their free act and deed for the purposes therein stated.

       IN TESTIMONY WHEREOF, I have hereunto set my hand and affixed my official seal.



                                                /s/ S. A. Kitchens
                                    --------------------------------------------
                                                    S. A. Kitchens
                                             Notary Public - Notary Seal
                                                  STATE OF MISSOURI
                                                  St. Louis County
                                         My Commission Expires: July 9, 2007